UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

October 10, 2012
Date of Report (Date of earliest event reported)

Inolife Technologies, Inc.
(Exact name of registrant as specified in its charter)

New York
(State or Other Jurisdiction of Incorporation)

000-50863
(Commission File Number)

30-0299889
(IRS Employer Identification No.)

6040-A Six Forks Road
Suite 135
Raleigh, NC 27609
(Address of Principal Executive Offices and Zip Code)

919-727-9186
(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)

ITEM 8.01. OTHER EVENTS.

On October 10, 2012 a consulting contract was executed with Mr. Brian Kistler in the amount of $55,000. Mr. Kistler's consulting services per the Consulting Agreement were fully earned and payable as of the date of the Agreement October 10, 2012. The consulting contract is payable via S-8 stock. On October 11, 2012 Mr. Kistler converted $27,500 into 125,000,000 (pre-split) shares as disclosed in the 10Q filed on February 19, 2013. Mr. Kistler's remainder due of $27,500 was represented on the Balance sheet as Accounts Payable and Statement of Operations as Professional fees.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INOLIFE TECHNOLOGIES, INC.

DATED: January 3, 2014	By:	/s/ Gary Berthold
Gary Berthold, Chief Executive Officer

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